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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported)              May 2, 1996
                                                        -----------------------


                                First USA, Inc.
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            (Exact name of registrant as specified in its charter)


          Delaware                    1-11030                75-2291060
          --------                    -------                ----------
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation or              Number)              Identification
        organization)                                          Number)


1601 Elm Street, 46th Floor, Dallas, Texas                              75201
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(Address of principal executive offices)                             (Zip Code)



                   214-849-2444
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(Registrant's telephone number, including area code)


                                       N/A
- -------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)


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Item 5.   Other Events.

      On May 2, 1996, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $500,000,000 of credit card receivables. The securitization consists of Exchangeable Transferor Certificates that may be exchanged for CIA Certificates representing Collateral Invested Amounts as credit enhancement for future securitizations of credit card receivables by the Bank.

      First USA Credit Card Master Trust Series 1996-E1 consists of $500,000,000 Floating Rate Asset Backed Certificates (the "Certificates"). Interest will accrue on the Certificates at the rate of 0.30% over the one-month London Interbank Offered Rate ("LIBOR") through October 14, 1996. Thereafter, interest will accrue on the Certificates at the rate of 0.35% over one-month LIBOR.

      First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits:

    99. Series 1996-E1 Supplement, dated as of May 2, 1996, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 17, 1996

                                       First USA, Inc.



                                       By:    /s/ Steven L. McDonald
                                           ------------------------------------
                                              Steven L. McDonald
                                              Senior Vice President and
                                                     Chief Accounting Officer

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                                 EXHIBIT INDEX


Exhibit No.                      Description                        Page No.
- -----------                      -----------                        --------

     99.          Series 1996-E1 Supplement, dated as of
                  May 2, 1996, to the Pooling and Servicing
                  Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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